SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: July 29, 1997
-----------------------------
(Date of earliest event reported)


                      GS Mortgage Securities Corporation II
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             (Exact name of registrant as specified in its charter)

    Delaware                 33-99774-02                         22-3442024
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(State or Other             (Commission                      (I.R.S. Employer
Jurisdiction of              File Number                    Identification No.)
 Incorporation



     85 Broad Street, New York, N.Y.                        10004
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    (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (212) 902-1000



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Item 5. Other Events.

     The Registrant is offering certain classes of its Commercial Mortgage Pass-Through Certificates, Series 1997-GL I (the "Certificates") pursuant to a Preliminary Prospectus Supplement dated July 22, 1997 (the "Preliminary Prospectus Supplement") and related Prospectus dated June 9, 1997 (the "Prospectus" and collectively with the Preliminary Prospectus Supplement, the "Preliminary Prospectus"), which was filed with the Commission on July 25, 1997 pursuant to Rule 424(b). The Registrant proposes also to offer two additional classes of the Certificates, the Class X-1A and the Class X-2 (collectively, the "Offered Class X Certificates" and together with the other classes of Certificates offered pursuant to the Final Prospectus, the "Offered Certificates") pursuant to the final, completed form of the Preliminary Prospectus (the "Final Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offering and sale of Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-27083) (the "Registration Statement").

     Set forth below is a description of certain characteristics of the Offered Class X Certificates which are not described in the Preliminary Prospectus.

     THE INFORMATION CONTAINED HEREIN REGARDING THE OFFERED CLASS X CERTIFICATES DOES NOT CONTAIN A COMPLETE DESCRIPTION OF THE OFFERED CLASS X CERTIFICATES. THE INFORMATION CONTAINED HEREIN IS INTENDED TO SUPPLEMENT THE INFORMATION REGARDING THE OFFERED CLASS X CERTIFICATES CONTAINED IN THE PRELIMINARY PROSPECTUS, WHICH IS AVAILABLE UPON REQUEST BY CONTACTING J. THEODORE BORTER AT (212) 902-3857. POTENTIAL INVESTORS IN THE OFFERED CLASS X CERTIFICATES ARE URGED TO READ THE PRELIMINARY PROSPECTUS AND THE FINAL PROSPECTUS IN FULL. SALES OF THE OFFERED CLASS X CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED THE FINAL PROSPECTUS. See "Index of Significant Definitions" in the Preliminary Prospectus Supplement for the location of meanings of capitalized terms used but not defined herein.

     Any statement or information contained herein or in the Computational Materials referred to below shall be modified and superseded by statements or information contained in the Final Prospectus.

     The Class X-1A and Class X-2 Certificates will be issued, maintained and transferred in the book-entry form only in denominations of $1,000,000 initial Notional Amount, and in multiples of $1 in excess thereof. The Offered Class X Certificates initially will be represented by Certificates registered in the name of Cede & Co., as nominee of DTC. The interests of beneficial owners of the Offered Class X Certificates will be represented by book entries on the records of participating members of DTC. Definitive Certificates will be available for the Offered Class X Certificates only under the circumstances described in the Preliminary Prospectus. For more information regarding the book-entry system and DTC, investors are urged to read "Description of the Offered Certificates--Delivery, Form and Denomination", "--Book-Entry Registration" and "--Definitive Certificates" in the Preliminary Prospectus Supplement.

     It is a condition to the issuance of the Offered Class X Certificates that they be rated "AAA" by each of Duff & Phelp's Credit Rating Co. and Fitch Investors Service, L.P., and "Aaa" by Moody's Investors Service, Inc.

     In addition to any other distributions required to be made on any Distribution Date, any Prepayment Premiums collected on the AAPT LIBOR Components will be distributed to the holders of the Class X-1A and Class X-1B Certificates on each Distribution Date as follows:

     (i) to the Class X-1A Certificates, an amount equal to the product of (x) the number of Distribution Dates remaining after such Distribution Date to and including the Distribution Date occurring in July 2000, (y) the applicable Class X-1A Prepayment Factor, and (z) the amount of principal prepaid with respect to such Distribution Date, and (ii) to the Class X-1B, the remaining amount of such Prepayment Premiums. As used above, the "Class X-1A Prepayment Factor" means (i) an amount equal to (x) the excess of 0.8715% over the Initial Class A-1 Margin, divided by (y) 12, with respect to any prepayment allocated to AAPT LIBOR A Component, and (ii) an amount equal to (x) the excess of 0.7015% over the Initial Class A-1 Margin, divided by (y) 12, with respect to any prepayment allocated to AAPT LIBOR B Component. "Initial Class A-1 Margin" means an amount equal to ______%.

     Prospective purchasers of the Offered Class X Certificates should consider, among other things, the following risk factors (as well as the risk factors set forth under "Risk Factors" in the Preliminary Prospectus) in connection with an investment in the Offered Class X Certificates.

     The yield to maturity on the Offered Class X Certificates will depend upon the price paid by investors, the rate and timing of distributions that result in a reduction of Notional Amounts of the Classes of Certificates and the rate, timing and severity of losses on the Mortgage Loans and the extent to which such losses are allocable in reduction of the Notional Amounts of such Classes of Certificates, as well as prevailing interest rates at the time of payment or loss realization.

     The yield to maturity on the Offered Class X Certificates will depend, among other things, on the rate and timing of principal payments (including both voluntary prepayments, in the case of the Mortgage Loans that permit voluntary prepayment, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, defaults and liquidations) on the Mortgage Loans and the allocation thereof to reduce the respective Notional Amounts of the Offered Class X Certificates. In addition, in the event of any repurchase of all or a portion of a Mortgage Loan by the applicable Responsible Party from the Trust Fund under the circumstances described under "The Pooling Agreement--Representations and Warranties; Repurchase" in the Preliminary Prospectus Supplement, the Repurchase Price paid would be passed through to the holders of the Certificates with the same effect as if such Mortgage Loan had been prepaid in part or in full (except that no prepayment premium or yield maintenance charge would be payable with respect to any such repurchase). Realized Losses on the Group 1 Components and Realized Losses allocated to the Class G, Glass F, Class E, Class D, Class C, Class B, Class A-2D, Class A-2C, Class A-2B or Class A-2A Certificates will have the effect of reducing the Notional Amount of the Class X-1A and Class X-2 Certificates, respectively, and thereby reducing such Classes' interest entitlements. No representation is made as to the anticipated rate of prepayments (voluntary or involuntary) or rate or amount of liquidations or losses on the Mortgage Loans or as to the anticipated yield to maturity of any Offered Class X Certificate. See "Yield, Prepayment and Maturity Considerations" in the Preliminary Prospectus Supplement.

     In general, in the case of Certificates purchased at a premium (such as the Class X-1A and Class X-2 Certificates) when principal distributions thereon (or reductions in the related Notional Amount) occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase and may be significantly lower, resulting in a failure of the holders to recover their initial investment. See "Yield, Prepayment and Maturity Considerations" and in the Preliminary Prospectus Supplement.

     The Notional Amount of the Class X-1A Certificates is based upon the Stated Principal Balance of the Group 1 Components. Therefore, the Class X-1A Certificates will be extremely sensitive to the rate and timing of principal payments (including both voluntary and involuntary prepayments, delinquencies, defaults and liquidations) on the AAPT LIBOR Components and any repurchase with respect to breaches of representations and warranties with respect to the AAPT LIBOR Components, in each case, from the Closing Date until the July 2000 Due Date for the AAPT LIBOR Components. See "Description of the Offered Certificates--General" in the Preliminary Prospectus Supplement. Although the payment of a Prepayment Premium is required in connection with a voluntary prepayment of the AAPT LIBOR Components during such period, there can be no assurance that such Prepayment Premiums would be held to be enforceable if challenged, or that the AAPT Borrower would refrain from prepaying such Components due to the existence of such Prepayment Premiums. The rate at which voluntary prepayments occur on the Mortgage Loans will be affected by a variety of factors, including, without limitation, the terms of the Mortgage Loans, the length of any Prepayment Lockout Period, the level of prevailing interest rates, the availability of mortgage credit, the occurrence of casualties or natural disasters and economic, demographic, tax, legal and other factors, and no representation is made as to the anticipated rate of prepayments on the AAPT LIBOR Components. See "Risk Factors--The Offered Certificates--Special Prepayment, Yield and Loss Considerations" in the Preliminary Prospectus Supplement.

     The Notional Amount of the Class X-2 Certificates is based upon the Certificate Principal Amounts of the Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class B, Class C, Class D, Class E, Class F and Class G Certificates. Therefore, the yield to maturity on the Class X-2 Certificates will be extremely sensitive to the rate and timing of prepayments of principal (including both voluntary and involuntary prepayments, delinquencies, defaults and liquidations) on the Mortgage Loans and any repurchase with respect to breaches of representations and warranties with respect to the Mortgage Loans to the extent such payments of principal are allocated to each such Class in reduction of the Certificate Principal Amount thereof. In addition, as described under "Description of the Offered Certificates--Distributions--Appraisal Reductions" in the Preliminary Prospectus Supplement, if an Appraisal Reduction Event occurs, distributions of interest in respect of the Class X-2 Certificates that are attributable to the notional reductions in Certificate Principal Amounts of the Class G, Class F, Class E, Class D, Class C or Class B Certificates will be payable at a lower payment priority than the priority otherwise in effect for distributions of interest in respect of the Class X-2 Certificates.

     Provisions requiring yield maintenance charges and/or prepayment premiums may not be enforceable in some states and under federal bankruptcy law, and may constitute interest for usury purposes. Accordingly, no assurance can be given that the obligation to pay a yield maintenance charge and/or prepayment premium will be enforceable under applicable state or federal law or, if enforceable, that the foreclosure process will be sufficient to pay such yield maintenance charge and/or prepayment premium. Additionally, although the collateral substitution provisions related to defeasance are not intended to be, and do not have the same effect on the Certificateholders as prepayment, there can be no assurance that a court would not interpret such provisions as requiring a yield maintenance charge and/or prepayment premium and thus not enforceable under applicable law or as being usurious. See "Certain Legal Aspects of the Mortgage Loans--Applicability of Usury Laws" in the Prospectus.

     Finally, the effective yield to holders of Offered Class X Certificates will be lower than the yield otherwise produced by the applicable Pass-Through Rate and applicable purchase prices because while interest will accrue during each Interest Accrual Period, the distribution of such interest will not be made until the Distribution Date immediately following such Interest Accrual Period.

     Attached hereto as an exhibit are certain computational materials (the "Computational Materials"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement and the Final Prospectus.

     The following information is intended to supplement the information contained in the Preliminary Prospectus Supplement concerning the Montehiedra
Loan:

     In connection with its guaranty of the Montehiedra Partner Loans, Vornado Realty L.P. has covenanted that: (i) it will not incur any indebtedness, if, after giving effect thereto, the aggregate principal amount of all of its outstanding indebtedness is greater than 60% of the sum of (a) Total Assets as of the end of the fiscal quarter ended immediately prior to the incurrence of such indebtedness and (b) the increase in Total Assets since the end of such quarter, including any increase in the Total Assets resulting from the incurrence of such additional indebtedness (such increase, together with Total Assets, is referred as "Adjusted Total Assets"); (ii) it will not incur any secured indebtedness if, after giving effect thereto, the aggregate amount of all outstanding secured indebtedness is greater than 40% of Adjusted Total Assets; (iii) it will not incur any indebtedness if its consolidated income available for debt service for the four consecutive fiscal quarters most recently ended prior to the date of the incurrence of such indebtedness, on a pro forma basis, would be less than 1.5 times the annual service charge on all indebtedness outstanding immediately after the incurrence of such additional indebtedness; and (iv) it will maintain total unencumbered assets equal to (a) until termination of the Existing Finance Facility, one hundred fifty percent (150%) of unsecured indebtedness; and (b) from and after termination of the Existing Finance Facility, one hundred seventy-five percent (175%) of unsecured indebtedness. As used in this paragraph, "Total Assets" means as of any date the sum of (i) earnings before interest, taxes, depreciation and amortization for the 12 month period then ended capitalized at a rate of 10% per annum, (ii) without duplication, the cost basis of properties of Vornado Realty L.P. and its majority-owned subsidiaries under construction as certified by Vornado Realty L.P. and (iii) all other assets of Vornado Realty L.P. and its majority-owned subsidiaries on a consolidated basis determined in accordance with GAAP (but excluding intangibles and accounts receivable) and "Existing Finance Facility" means indebtedness issued pursuant to the Indenture, dated as of November 24, 1993 between Vornado Finance Corp. and Bankers Trust Company, as Trustee, relating to $227,000,000 6.36% Collateralized Notes Due December 1, 2000. As described more fully in the Preliminary Prospectus, payments of principal, interest and any other proceeds with respect to the Montehiedra Partner Loans will be allocated and distributed exclusively to the Class M Certificates and will not serve as credit support for nay other Class of Certificates. The Class M Certificates are not being offered pursuant to the Preliminary Prospectus or the Final Prospectus.

     The Montehiedra Borrowers are not permitted to, among other things, (i) incur additional indebtedness other than current accounts payable in the ordinary course of business, (ii) incur any liens, other than certain permitted liens, with respect to their property, (iii) sell their property, (iv) assign any right to receive income, (v) make distributions at any time after the occurrence and during the continuance of an event of default under the Montehiedra Partner Loans or (vi) enter into a merger or consolidation.

     The following are, among others, events of default under the Montehiedra Partner Loans: (i) default in the payment of principal or interest, (ii) default in the payment of any other amounts owed that continued for 10 days; (iii) transfers or encumbrances of the collateral pledged to the lender in violation of the terms of the Montehiedra Partner Loans; (iv) if the Montehiedra Partner Borrowers or Vornado Realty L.P. or general partners of any of the foregoing (a) make an assignment for the benefit of creditors, (b) are not paying their debts as they become due, (c) have a receiver, liquidator or trustee appointed for them, (d) are adjudicated a bankrupt or insolvent or a petition for bankruptcy is filed against them, provided that if the events specified in (c) and (d) are involuntary and not consented to any such event will be an event of default upon the same not being discharged, stayed or dismissed within 60 days; (v) an event of default under the other Montehiedra Partner Loan; (vi) a violation of covenants and the expiration of applicable cure periods; (vii) an event of default under the Montehiedra Loan and the acceleration of the Montehiedra Loan;
(viii) a payment or bankruptcy event of default under the Montehiedra Loan or violation by the Montehiedra Borrower of the prohibition on assignment of its rights and interests under the Montehiedra Loan; or (ix) if the Montehiedra Loan is no longer outstanding, the occurrence of an event with respect to the Montehiedra Borrower that would have constituted an event of default under the Montehiedra Loan and would have permitted acceleration of the Montehiedra Loan.

(c)  Exhibits

Exhibit 99.     Computational Materials.



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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                      GS MORTGAGE SECURITIES CORPORATION II


                                         By:    /s/ Marvin Kabatznick
                                                ----------------------
                                         Name:  Marvin Kabatznick
                                         Title: Chief Executive Officer

Date:  July 29, 1997



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                                  Exhibit Index





Format          Exhibit No.          Description                     Page
------          -----------          -----------                     ----

P               99                   Computational Materials          8